SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2004
Date of Report
(Date of earliest event reported)

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30959	94-3199149
(Commission File Number)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.
Mountain View, CA 94043
(Address of principal executive offices, with zip code)

(650) 314-3400
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On July 8, 2004, RITA Medical Systems, Inc., a Delaware corporation, announced plans for a conference call to release its financial results for the second quarter and six months ended June 30, 2004. A copy of the press release announcing the date, time and contact information for the call is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA Medical Systems, Inc.

Date: July 9, 2004	By:	/s/ Donald Stewart
Donald Stewart, Chief Financial Officer and Vice President Finance and Administration

RITA Medical Systems Announces Second Quarter, Six-Month Results Release and Conference Call Date

MOUNTAIN VIEW, Calif., July 8 /PRNewswire-FirstCall/ -- RITA Medical Systems, Inc. (Nasdaq: RITA) today announced plans to release its financial results for the second quarter and six months ended June 30, 2004, at 8:55 a.m. Eastern Time on Tuesday, August 3, 2004, and to host a conference call at 11:30 a.m. Eastern Time that same day.

Conference Call
    Toll free dial-in number: 877-845-5389
    International dial-in number: 706-645-0307

RSVP
    Nathan Abler, Allen & Caron Inc: 949-474-4300 or
    nathan@allencaron.com

In addition, slides will be used to accompany this conference call. To access the slides, please go to the Webcast link provided on the RITA website at www.ritamedical.com, and click on the "PowerPoint slides only" link. After you register your name and company, enter the password "allencaron" and you will be given real-time access to the slides. Web participants are encouraged to go to the Webcast site at least 15 minutes prior to the start of the call to register, download and install any necessary software. A live Webcast and archive of the call can also be accessed at this site.
About RITA Medical Systems, Inc.

RITA Medical Systems develops, manufactures and markets innovative products for patients with solid cancerous or benign tumors. The proprietary RITA system uses radiofrequency energy to heat tissue to a high enough temperature to ablate it or cause cell death. While the Company's current focus is on liver cancer and metastatic bone cancer, the Company believes that its minimally invasive technology may in the future be applied to other types of tumors, including tumors of the lung, breast, uterus, prostate and kidney. The Company has received regulatory clearance in major markets worldwide, including the United States. In March 2000, RITA became the first radiofrequency ablation company to receive specific FDA clearance for unresectable liver lesions in addition to its previous general FDA clearance for the ablation of soft tissue. In October 2002, RITA again became the first company to receive specific FDA clearance, this time, for the palliation of pain associated with metastatic lesions involving bone. The Company has sold nearly 60,000 of its disposable devices throughout the world.

The statements in this news release related to the Company's plans (i) to extend its technology to applications beyond the liver, and (ii) to expand its product line with new and modified products are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Information regarding these risks is included in the Company's filings with the Securities and Exchange Commission.

Contact: Allen & Caron Inc              RITA Medical Systems, Inc.
Jill Bertotti (investors)          Don Stewart, Chief Financial Officer
949-474-4300                   650-314-3400
jill@allencaron.com             dstewart@ritamed.com

SOURCE: RITA Medical Systems, Inc.